                                                                    EXHIBIT 10.6



                             1996 OMNIBUS STOCK PLAN

                                       OF

                                   I 3S, INC.

                                TABLE OF CONTENTS

1.       Purpose..................................................................................................4
2.       Definitions..............................................................................................4
         (a)      ................................................................................................4
         (b)      ................................................................................................4
         (c)      ................................................................................................4
         (d)      ................................................................................................4
         (e)      ................................................................................................4
         (f)      ................................................................................................4
         (g)      ................................................................................................4
         (h)      ................................................................................................5
         (i)      ................................................................................................5
         (j)      ................................................................................................6
         (k)      ................................................................................................6
         (l)      ................................................................................................6
         (m)      ................................................................................................6
         (n)      ................................................................................................6
         (o)      ................................................................................................6
         (p)      ................................................................................................6
         (q)      ................................................................................................6
         (r)      ................................................................................................6
         (s)      ................................................................................................6
         (t)      ................................................................................................6
         (u)      ................................................................................................6
         (v)      ................................................................................................7
         (w)      ................................................................................................7
         (x)      ................................................................................................7
         (y)      ................................................................................................7
         (z)      ................................................................................................7
         (aa)     ................................................................................................7
         (bb)     ................................................................................................7
         (cc)     ................................................................................................7
         (dd)     ................................................................................................7
         (ee)     ................................................................................................7
         (ff)     ................................................................................................8
         (gg)     ................................................................................................8
         (hh)     ................................................................................................8
         (ii)     ................................................................................................8
         (jj)     ................................................................................................8
         (kk)     ................................................................................................8
         (ll)     ................................................................................................8
         (mm)     ................................................................................................8
         (nn)     ................................................................................................8
         (oo)     ................................................................................................8


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
         (pp)     ................................................................................................8
         (tt)     ................................................................................................8
         (qq)     ................................................................................................9
         (rr)     ................................................................................................9
         (ss)     ................................................................................................9
         (vv)     ................................................................................................9
         (ww)     ................................................................................................9
         (xx)     ................................................................................................9
3.       Award of Available Shares................................................................................9
4.       Conditions for Grant of Awards...........................................................................9
5.       Grant of Options........................................................................................10
6.       Option Price............................................................................................11
7.       Exercise of Options.....................................................................................12
8.       Vesting, Exercisability and Lapse of Restrictions.......................................................12
9.       Termination of Award....................................................................................12
10.      Acceleration............................................................................................14
11.      Adjustment of Available Shares..........................................................................14
12.      Transferability of Awards...............................................................................15
13.      Issuance of Shares......................................................................................15
14.      Administration of the Plan..............................................................................16
15.      Tax Withholding.........................................................................................17
16.      Restricted Share Awards.................................................................................19
17.      Performance Awards......................................................................................20
18.      Stock Appreciation Rights and Limited Stock Appreciation Rights.........................................20
19.      Section 83(b) Election..................................................................................22
20.      Interpretation..........................................................................................23
21.      Amendment and Discontinuation of the Plan...............................................................23
22.      Effective Date and Termination Date.....................................................................24


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

                             1996 OMNIBUS STOCK PLAN

                                  OF I 3S, INC.


     1. PURPOSE. The purpose of this Plan, which has been amended and restated, is to advance the interests of I 3S, Inc., and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, Directors and Consultants upon whose efforts and judgment its success is largely dependent.

     2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

     (a) "AFFILIATE" means any corporation, partnership or other entity in which the Company, directly or indirectly, owns a fifty percent (50%) or greater interest.

     (b) "AGREED PRICE" shall relate to the grant of a SAR or Limited SAR under an Award, and shall mean the value assigned to the Available Shares in the Award which will form the basis for calculating the Spread on the date of exercise of the SAR or Limited SAR, which assigned value may be any value determined by the Committee, including the Fair Market Value of the Shares on the Date of Grant.

     (c) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code, and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (d) "AWARD" shall mean either an Option, an SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award.

     (e) "AVAILABLE SHARES" shall mean, at each time of reference, the total number of Shares described in SECTION 3(A) with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent's treasury or shall be made available from authorized and unissued Shares.

     (f) "BOARD" shall mean the Board of Directors of the Parent.

     (g) "CAUSE" shall mean (i) a final, nonappealable conviction of a holder for commission of a felony involving moral turpitude, (ii) Holder's willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation, or (iii) either (a) a Holder's material failure or refusal to perform his duties if Holder has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Holder in writing of such failure or refusal to perform, or (b) that the Holder is involuntarily Separated based upon his commission of any of the following:

          (i) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;

          (ii) intentional wrongful damage to property of the Company or any other willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation;

          (iii) intentional wrongful disclosure of trade secrets or confidential information of the Company; or

          (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, including, but not limited to, a final, nonappealable conviction of an Optionee for commission of a felony involving moral turpitude.

     For the purpose of this Plan, no act, or failure to act, on the part of the Optionee shall be deemed "intentional" unless the Board of Directors finds, in good faith, that the act or failure to act was done, or omitted to be done, by the Holder in other than good faith and without reasonable belief that his action or omission was in the best interest of the Company.

     (h) "CHANGE IN CONTROL" shall mean the occurrence of any one of the following events: (i) the acquisition in one or more transactions of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) by (A) any person or entity or (B) any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the 1934 Act), in either case, of any securities of the Parent such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of Rule 13d-3 of the 1934 Act), directly or indirectly, 30% or more of the then outstanding voting securities entitled to vote on a regular basis for a majority of the Board; (ii) the acquisition by any person of all or substantially all of the assets of the Parent; (iii) the determination by the Board to recommend the acceptance of any proposal set forth in a tender offer statement filed by any person with the Securities and Exchange Commission which indicates the intention on the part of that person to acquire, or acceptance of which would otherwise have the effect of that person acquiring, control of the Parent; or (iv) a change in the Board, other than as a result of the death or disability of one or more of the directors, such that a majority of the members of the Board for any period of three consecutive months are not persons who have been directors on the Board for at least the preceding 12 consecutive months.

     (i) "CHANGE IN CONTROL PRICE" shall mean the highest price per share paid in any transaction reported on the NYSE or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a potential or actual Change in Control at any time during the 60 day period immediately preceding such occurrence, in each case as determined by the Committee except that, in the case of Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Holder exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs.

     (j) "CODE" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

     (k) "COMMITTEE" shall mean a Committee designated by the Board which shall consist of not less than two members of the Board who shall be appointed by, and shall serve at the pleasure of, the Board.

     (l) "COMMON STOCK" shall mean the common stock of Parent.

     (m) "COMPANY" shall mean the Parent, its Subsidiaries and Affiliates, except when it shall be appropriate to refer only to I 3S, Inc., then it shall be referred to as "Parent".

     (n) "CONSULTANT" shall mean any person or entity who or which is engaged by the Company to render consulting services and is compensated for such consulting services and any director of the Employer whether compensated for such services or not; provided that, in the event the Company registers any security under
Section 12 of the Securities Exchange Act of 1934, as amended, the term Consultant shall thereafter not include Directors who are not compensated for their services and are paid only a director's fee by the Employer.

     (o) "DATE OF GRANT" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Award.

     (p) "DIRECTOR" shall mean a member of the Board.

     (q) "DISABILITY" shall mean a Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve
(12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

     (r) "EFFECTIVE DATE" shall mean February 13, 1996.

     (s) "ELIGIBLE PERSON" shall mean persons selected from amongst the class of all Employees, all Consultants, and all Directors who the Committee determines have the capacity to substantially contribute to the success of the Company.

     (t) "EMPLOYEES" shall mean persons employed by the Company.

     (u) "FAIR MARKET VALUE" shall mean, as of a particular date, such amount as the Committee, in its sole discretion shall determine; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be determined as follows: (i) if Common Stock is listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities

Dealers Automated Quotation System ("NASDAQ/NMS") or the NASDAQ Small Cap Market, the mean of the highest and lowest sales prices of the Common Stock on such exchange or system, on the Date of Grant, as reported by The Wall Street Journal, or (ii) if the securities are quoted on the National Association of Securities Dealers Automated Quotation System (but not NASDAQ/NMS or NASDAQ Small Cap Market) or similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations, of the securities on such system on the Date of Grant, as reported in such system. If neither clause (i) nor clause (ii) is applicable, the fair market value shall be determined by the Committee by any fair and reasonable means as determined in its sole discretion.

     (v) "HOLDER" shall mean, at each time of reference, each person with respect to whom an Award is in effect and provided further that to the extent provided under, and subject to the conditions of, the Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

     (w) "IPO" shall mean the initial public offering of Shares, pursuant to an effective registration statement under the 1933 Act.

     (x) "INCENTIVE STOCK OPTION" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

     (y) "LIMITED SAR" shall mean a limited stock appreciation right as defined in SECTION 18 hereof.

     (z) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the 1934 Act.

     (aa) "NON-QUALIFIED STOCK OPTION" shall mean an Option that is not an Incentive Stock Option.

     (bb) "OPTION" (when capitalized) shall mean, individually and collectively, each Incentive Stock Option and each Non-qualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-qualified Stock Option provisions.

     (cc) "OPTION PRICE" shall mean the price per Share which is required to be paid by the Holder in order to exercise his right to acquire the Share under the terms of the Option.

     (dd) "OUTSIDE DIRECTOR" means a member of the Board who is not an officer or Employee of the Company.

     (ee) "PARENT" shall mean I 3S, Inc., a Texas corporation.


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

     (ff) "PERFORMANCE AWARD" shall mean the award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in SECTION 17.

     (gg) "PERFORMANCE PERIOD" shall mean the period described in SECTION 17 with respect to which the performance objectives relate.

     (hh) "PLAN" shall mean this 1996 Omnibus Stock Plan Of I 3S, Inc., which has been amended and restated as of the Effective Date as set forth herein.

     (ii) "PLAN YEAR" shall mean the Parent's fiscal year.

     (jj) "RESTRICTION(S)" "RESTRICTED" and similar shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the "transfer" of such Available Shares, and which constitute "a substantial risk of forfeiture" of such Available Shares, as those terms are defined under Section 83(a)(1) of the Code.

     (kk) "RESTRICTED PERIOD" shall mean the period during which Restricted Shares shall be subject to Restrictions.

     (ll) "RESTRICTED SHARES" shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

     (mm) "RESTRICTED SHARE AWARD" shall mean the award of Restricted Shares.

     (nn) "RESTRICTED SHARE DISTRIBUTIONS" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

     (oo) "SALE" shall mean the first day, as reasonably determined by the Committee in its sole discretion, of any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) which results in a sale, lease exchange or other disposition of not less than 80% in value of the property and assets of the Company as measured at the date of such event.

     (pp) "SAR" shall mean a stock appreciation right as defined in SECTION 18 hereof.

     (qq) "SEPARATION" shall mean the date on which an Holder (i) ceases to have an employment relationship, or (ii) is advised in writing that he no longer has a consulting relationship, or (iii) ceases to have the status of a Director, as the case may be, with respect to the Company for any reason, including death or Disability; provided, however, a Separation will not be considered to have occurred, in the case of an Employee, while he is on sick leave, military leave, or any other leave of absence approved by the Employer, if the period of such leave does not exceed 360 days, or, if longer, so long as the Employee's right to reemployment with the Employer is guaranteed either by statute or by contract.

     (rr) "SHARE(S)" shall mean a share or shares of Common Stock.

     (ss) "SPREAD" shall mean the difference between the Option Price of the Share(s) and the Fair Market Value of such Share(s), on the date of reference.

     (tt) "SUBSIDIARY" shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

     (uu) "VESTED" shall mean, in reference to Shares, the number of Shares, which have Vested in accordance with the terms of the Award at the time of reference.

     (vv) "1933 ACT" shall mean the Securities Act of 1933, as amended.

     (ww) "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

     3. AWARD OF AVAILABLE SHARES. As of the Effective Date, 5,000,000 Shares shall automatically, and without further action, become Available Shares. To the extent any Award shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares.

     4. CONDITIONS FOR GRANT OF AWARDS.

     (a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

     (b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

     (c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to either Employees, Consultants or Non-Employee Directors.

     (d) The Plan shall not confer upon any Holder any right with respect to continuation of employment by, continuance of a consulting relationship with, or continuance on the Board of, the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment, consulting relationship or directorship at any time; nor shall a grant hereunder confer an employment relationship on a Consultant.

     (e) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company.

     (f) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Available Shares may provide for the issuance of such Available Shares for such consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

     5. GRANT OF OPTIONS.

     (a) The Committee may grant Options to Optionees from time to time alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash Awards made outside of the Plan, to purchase some or all of the Available Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-qualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, and which shall incorporate the terms of this Plan by reference, and which clearly shall state whether it is (in whole or in part) an Incentive Stock Option or a Non-qualified Stock Option.

     (b) Non-qualified Stock Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Non-qualified Stock Option (i) must be clearly designated as a Non-qualified Stock Option; (ii) may be granted for Available Shares which become exercisable in excess of the limits contained in SUBSECTION 3; and (iii) shall not be subject to SECTION 6 hereof. If both Incentive Stock Options and Non-qualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

     (c) The aggregate Fair Market Value (determined as of the Date of Grant) of the Available Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

     (d) In the case of an a Non-qualified Stock Option or a Holder who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Shares acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its sole discretion may award at the time of grant or thereafter the right to receive upon exercise of such Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the Holder upon such exercise.

     (e) Without limitation, the Committee may at any time offer to purchase, for cash, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Holder at the time such offer is made.

     (f) Without limitation, the Committee may condition the exercise of any Option upon the attainment of specified performance goals (excluding, without limitation, continued employment) or other factors as the Committee may determine. Unless specifically provided to the contrary in the Option agreement, any such conditional performance related Option shall vest not less than six (6) months prior to the date on which it otherwise would expire solely from the passage of time, if the conditions to exercise such Option have not theretofore been satisfied.

     (g) If an Optionee delivers Shares already owned by him or her in full or partial payment of the Option Price, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered in payment of the Option Price. The grant of a Reload Option will become effective upon the exercise of underlying Option. The Option Price of the Reload Option shall be the Fair Market Value of a Share on the Date of Grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its Date of Grant and no later than the time when the underlying Option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

     6. OPTION PRICE.

     (a) The Option Price shall be any price determined by the Committee which is not less than the par value of Common Stock; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share (as reasonably determined in the sole discretion of the Committee) on the Date of Grant.

     (b) Unless further limited by the Committee in any Option, the Option Price shall be paid solely in cash, by certified or cashier's check, by wire transfer, by money order, with Common Stock, or by a combination of the above; provided, however, that the Committee may accept, at its sole discretion, a personal check in full or partial payment. If the Option Price is permitted to be, and is, paid in whole or in part with Common Stock, the value of the Shares surrendered shall be its Fair Market Value on the date surrendered.

     (c) Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (as defined in Section 425 of the Code) at the Date of Grant, unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Available Shares subject to such Incentive Stock Option, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

     7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Committee has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price of the Available Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Parent for any Available Shares acquired as a result of exercising an Incentive Stock Option and a Non-qualified Stock Option.

     8. VESTING, EXERCISABILITY AND LAPSE OF RESTRICTIONS.

     (a) Each Option shall become Vested, and exercisable, in whole or in part and cumulatively, and shall expire, according to the terms of the Option to the extent not inconsistent with the express provisions of this Plan; and provided, further, and without limitation, that in the case of the grant of an Option to an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act) or any similar rule which may subsequently be in effect, the Committee may provide that no Available Shares acquired on the exercise of such Option shall be transferable during such 6 month period following the Date of Grant.

     (b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unVested or unexercisable Option may be Vested or exercisable or on which a Restriction shall lapse or any condition precluding the realization of the value of any Award may be deemed satisfied.

     9. TERMINATION OF AWARD.

     (a) Unless the terms of an Award expressly provide for a different date of termination, the unexercised portion of an Option, and the non-Vested portion of an Award, shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) the 30th day following Optionee's Separation for any reason except Death, Disability or Cause; or

                  (ii) immediately upon Optionee's Separation as a result of a discharge for Cause; or

                  (iii) on the 360th day following Optionee's Separation by
                        reason of death or Disability; or

                  (iv)  the tenth (10th) anniversary of the Effective Date.

     (b) Notwithstanding any provision hereof to the contrary, the Committee may, by giving written notice ("CANCELLATION NOTICE"), and by taking such action as shall be required to make such Option fully Vested and exercisable, cancel, effective upon the date of the consummation of any of the transactions described in SUBSECTION 11(d), all or any portion of such Option which remains unexercised on the effective date of such corporate transaction. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such corporate transaction.

     10. ACCELERATION

     (a) Without limitation, unless otherwise provided in the Award document, in the event the Holder's Separation is by reason of the Holder's death or Disability, all Awards, other than Performance Awards, granted to the Holder shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate, as the case may be (hereafter, in this SECTION 10, such Award shall be "accelerated").

     (b) Notwithstanding any provisions hereof to the contrary, unless this condition is waived, in writing, by the Committee, if an Award is accelerated under SUBSECTIONS 9(b) and 10(a), the portion of the Award which is accelerated is limited to that portion which can be accelerated without causing the Holder to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Holder's "parachute payments" determined under Section 280G of the Code, all as reasonably determined by the Committee.

     11. ADJUSTMENT OF AVAILABLE SHARES.

     (a) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of the shares of Common Stock, then and in such event:

          (i) appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under SECTION 3, and equitably in the Available Shares which are then subject to each Award, so that the same proportion of the Parent's issued and outstanding Common Stock shall continue to be subject to grant under SECTION 3, and to such Award, and

          (ii) in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Shares, an appropriate equitable adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Share, so that the aggregate consideration to acquire all of the Shares subject to the Award remains the same.

     (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Available Shares subject to the Options, or both, when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation Section 1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new option is substituted therefore, the Committee may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Shares subject to option immediately after the substitution or assumption, over the aggregate option price of such Shares, is not more than the excess of the aggregate Fair Market Value of all

Available Shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price of such Available Shares, and (ii) the new option, or the assumption of the old Incentive Stock Option does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

     (c) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent's capital structure or its business; (2) any merger or consolidation of the Parent in which the Parent is not the surviving corporation or there is a Change in Control; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent; (5) any sale, transfer or assignment of all, or substantially all, of the assets of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

     12. TRANSFERABILITY OF AWARDS. Unless otherwise expressly provided in the terms of the Award, each Award shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution.

     13. ISSUANCE OF SHARES. No Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until certificates representing such Shares shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Shares, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with Applicable Laws, or any shareholder agreement including, but not limited to, the following:

     (a) a representation, warranty or agreement by the Holder to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

     (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     Share certificates issued to a Holder who is a party to any shareholders agreement or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an

Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with Applicable Laws.

     14. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Committee and, except for the powers reserved to the Board in SECTION 21 hereof, the Committee shall have all of the administrative powers under Plan. If a Committee is not appointed by the Board at the time of reference, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

     (b) Without limitation, the Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to conclusively interpret any and all of the terms and provisions of the Plan and any and all Awards issued under the Plan (and any agreements relating thereto), which decisions shall not be subject to review. Without limitation, all questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

     (c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

     (d) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

     (e) Without limitation, the Committee shall have the authority, to the extent not inconsistent with the terms of the Plan:

          (i) to select the officers, key Employees of and consultants to the Company to whom Awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Awards are to be granted hereunder to one or more eligible persons;

          (iii) to determine the number of Shares to be covered by each such Award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the Agreed Value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by the Plan;

          (v) to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or cash awards made outside of the Plan;

          (vi) to determine whether to require payment of tax withholding requirements in Shares.

     (f) Without limitation, the Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to conclusively interpret any and all of the terms and provisions of the Plan and any and all Awards issued under the Plan (and any agreements relating thereto), which decisions shall not be subject to review. Without limitation, all questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

          (i) conclusively interpret the Plan provisions;

          (ii) prescribe, amend and rescind rules and regulations relating to the Plan or make individual decisions as questions arise, or both;

          (iii) rely upon employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

          (iv) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     15. TAX WITHHOLDING. On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash or in Shares (including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise payable to such Holder with respect to such Award), but in Shares, only if expressly provided in the Award, or upon approval by the Committee, the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided, further, without limitation, the Committee may require that such payment be made in cash.

     16. RESTRICTED SHARE AWARDS.

     (a) The Committee may grant Awards of Restricted Shares to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by Applicable Laws, or for such other consideration as may be specified in the grant. The terms and conditions of Restricted Shares shall be specified by the grant. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the Restriction Period and the Restrictions applicable to the particular Award, including whether the Holder of the Restricted Shares shall have the right to vote the Shares and receive all dividends and other distributions applicable to the Shares. The Committee shall determine when the Restrictions shall lapse or expire and the conditions, if any, under which the Restricted Shares will be forfeited or sold back to the Company. Without limitation, the Committee, in its discretion, may prospectively change the Restriction Period and the Restrictions applicable to any particular Award of Restricted Shares. Restricted Shares may not be disposed of by the recipient until the Restrictions lapse.

     (b) Each Restricted Share Award shall be evidenced by an agreement that may contain any provisions selected by the Committee, including, without limitation, a provision allowing the Holder, prior to the date on which the Restrictions lapse with respect to the Restricted Shares of reference, or within a period of 10 days after such lapse where such lapse is accelerated, to elect to receive cash in an amount equal to the Fair Market Value of some or all of the Restricted Shares on the date the Restrictions with respect to such Restricted Shares lapse, in lieu of retaining the corresponding formerly Restricted Shares.

     (c) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee.

     (d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted Share Award. At the request of the Committee, the Holder will be required to deposit certificates with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a Holder of unrestricted Shares except that the Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company shall have the right to retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the conclusion of the applicable Restricted Period.

     17. PERFORMANCE AWARDS.

     (a) The Committee may grant Performance Awards, which may, in the sole discretion of the Committee, represent a Share or be related to the increase in value of a Share, or be contingent on the Company's achievement of the specified performance measures during the Performance Period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Restricted Share Awards or Options valued by reference to earnings per Share, or by Subsidiary performance, may be granted either alone, in addition to, or in tandem with, other Awards and special payments made outside of the Plan. The Committee shall establish the performance measures for each Performance Period, and such performance measures, and the duration of any Performance Period, may differ with respect to each Eligible Person who receives a Performance Award, or with respect to separate Performance Awards issued to the same Eligible Person. The performance measures, the medium of payment, the Performance Period(s) and any other conditions to the Company's obligation to pay such Performance Award in full or in part, shall be set forth in the written agreement evidencing each Performance Award.

     (b) Without limitation, the Committee shall determine the manner and medium of payment of each Performance Award.

     (c) Unless otherwise expressly provided in the agreement evidencing the Performance Award, the Holder of the Performance Award must remain employed by the Company until the end of the Performance Period in order to be entitled to any payment under such Performance Award; provided, however, that the Committee expressly may provide in the agreement granting such Performance Award that such Holder may become entitled to a specified portion of the amount earned (determined by the Committee in its sole discretion based on the performance through the date of measurement) under such Performance Award (i.e., may become Vested) based on one or more specified period(s) of time between the Date of Grant of such Performance Award and such Holder's Separation prior to the end of the Performance Period.

     18. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

     (a) The Committee shall have authority to grant a SAR, or to grant a Limited SAR with respect to all or some of the Available Shares covered by any Option ("Related Option"), or with respect to, or as some or all of, a Performance Award ("Related Performance Award"). A SAR or Limited SAR granted with respect to an Incentive Stock Option must be granted on the Date of Grant of such related Option. A SAR or Limited SAR granted with respect to a Related Non-qualified Stock Option or a Performance Award, may be granted on or after the Date of Grant of such Related Option or Related Performance Award.

     (b) For the purposes of this SECTION 18, the following definitions shall apply:

          (i) The term "Offer" shall mean any tender offer or exchange offer for thirty percent (30%) or more of the outstanding Common Stock of the Parent, other than one made by the Parent; provided that the corporation, person or other entity making the Offer acquires Common Stock pursuant to such Offer.

          (ii) The term "Offer Price Per Share" shall mean the highest price per Share paid in any Offer which is in effect at any time during the period beginning on the sixtieth (60th) day prior to the date on which a Limited SAR is exercised and ending on the date on which the Limited SAR is exercised. Any securities or properties which are a part or all of the consideration paid or to be paid for Common Stock in the Offer shall be valued in determining the Offer Price Per Share at the higher of (1) the valuation placed on such securities or properties by the person making such Offer, or (2) the valuation placed on such securities or properties by the Committee.

          (iii) The term "Limited SAR" shall mean a right granted under this Plan with respect to a Related Option or Related Performance Award, that shall entitle the Holder to an amount in cash equal to the Offer Spread in the event an Offer is made.

          (iv) The term "Offer Spread" shall mean, with respect to each Limited SAR, an amount equal to the product of (1) the excess of (A) the Offer Price Per Share immediately preceding the date of exercise over (B) (x) if the Limited SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, or (y) if the Limited SAR is issued with respect to a Performance Award, the Agreed Price under the Related Performance Award, multiplied by (2) the number of Available Shares with respect to which such Limited SAR is being exercised; provided, however that with respect to any Limited SAR granted in tandem with an Incentive Stock Option, in no event shall the Offer Spread exceed the amount permitted to be treated as the Offer Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

          (v) The term "SAR" shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to an amount in cash equal to all, or a percentage, of the Spread at the date the SAR is exercised.

          (vi) The term "SAR Spread" shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Available Shares, then whichever of the FMV of the Available Shares on the Date of Grant, or the Agreed Price, shall be designated in the SAR agreement, in each case multiplied by (2) the number of Available Shares with respect to which such SAR is being exercised; provided, however, that with respect to any SAR granted in tandem with an Incentive Stock Option, in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

     (c) To exercise the SAR or Limited SAR, unless otherwise provided in the SAR agreement, the Holder shall:

          (i) Give written notice thereof to the Company, specifying the SAR or Limited SAR being exercised and the number or Available Shares with respect to which such SAR or Limited SAR is being exercised, and

          (ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR or Limited SAR being exercised, and the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

     (d) As soon as practicable after the exercise of a SAR or Limited SAR, the Company shall pay to the Holder (i) cash, (ii) at the request of the Holder and the approval of the Committee, or in accordance with the terms of the Award, Shares, or (iii) a combination of cash and Shares, having a Fair Market Value equal to either the SAR Spread, or to the Offer Spread, as the case may be; provided, however, that the Company may, in its sole discretion, withhold from such payment any amount necessary to satisfy the Company's obligation for federal and state withholding taxes with respect to such exercise.

     (e) A SAR or Limited SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised; provided, however, a Limited SAR may be exercised only during the period beginning on the first day following the date of expiration of the Offer and ending on the thirtieth (30th) day following such date.

     (f) Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR or Limited SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

     (g) A SAR or Limited SAR shall be transferable only to the extent, if any, that the Related Award is transferable, and under the same conditions.

     (h) A SAR or Limited SAR granted with respect to an Incentive Stock Option may be exercised only when the Fair Market Value of the Available Shares exceeds the Option Price.

     (i) Each SAR or Limited SAR shall be evidenced by a written agreement.

     (j) The Holder shall have no rights as a stockholder with respect to the related Available Shares as a result of the grant of a SAR or Limited SAR.

     19. SECTION 83(b) ELECTION. If as a result of receiving an Award, a Holder receives property subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, then such Holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the property is transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse) of such property at the Date of Grant, over the amount paid for the property. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

     20. INTERPRETATION.

     (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

     (b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

     (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     (e) The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Holder, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     (f) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     21. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however that, except as expressly permitted or required in this Plan, no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in SUBSECTION 9(a)(iv), (c) make any change for which Applicable Laws or regulatory authority (including the regulatory authority of the NYSE or any other market or exchange on which the Common Stock is traded) would require shareholder approval; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

     22. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date.


                                      I 3S, INC.